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                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                           TENDER OF ALL OUTSTANDING
            $190,000,000 12 3/4% SENIOR SUBORDINATED NOTES DUE 2009
                                IN EXCHANGE FOR
          NEW $190,000,000 12 3/4% SENIOR SUBORDINATED NOTES DUE 2009
                                       OF

                         TRAVELCENTERS OF AMERICA, INC.

     Registered holders of outstanding 12 3/4% Senior Subordinated Notes due 2009 (the "Outstanding Notes") who wish to tender their Outstanding Notes in exchange for a like principal amount of new 12 3/4% Senior Subordinated Notes due 2009 (the "Exchange Notes") and whose Outstanding Notes are not immediately available or who cannot deliver their Outstanding Notes and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to State Street Bank and Trust Company (the "Exchange Agent") prior to the Expiration Date, may use this Notice of Guaranteed Delivery or one substantially equivalent hereto. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) or mail to the Exchange Agent. See "The Exchange Offer -- Procedures for Tendering" in the Prospectus.

                 The Exchange Agent for the Exchange Offer is:

                      STATE STREET BANK AND TRUST COMPANY

           By Mail:                     By Facsimile:           By Hand or Overnight Delivery:
    State Street Bank and           State Street Bank and           State Street Bank and
        Trust Company                   Trust Company                   Trust Company
         P.O. Box 778            Attention: Mackenzie Elijah        2 Avenue de Lafayette
    Boston, MA 02102-0078               (617) 662-1452            5th Floor, Corporate Trust
                                                                            Window
 Attention: Mackenzie Elijah                                        Boston, MA 02111-1724
                                      Confirm Receipt of         Attention: Mackenzie Elijah
                                    Facsimile by telephone
                                        (617) 662-1525

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS
SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER
THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an eligible institution (as defined in the Prospectus), such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.
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Ladies and Gentlemen:

     The undersigned hereby tenders the principal amount of Outstanding Notes indicated below, upon the terms and subject to the conditions contained in the
Prospectus dated        , 2001 of TravelCenters of America, Inc. (the
"Prospectus"), receipt of which is hereby acknowledged.

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
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                           DESCRIPTION OF OUTSTANDING NOTES TENDERED
-----------------------------------------------------------------------------------------------
                                                CERTIFICATE NUMBER(S)
                          NAME AND ADDRESS OF   OF
                        REGISTERED HOLDER AS IT OUTSTANDING NOTES
                            APPEARS ON THE      TENDERED                   PRINCIPAL AMOUNT
   NAME OF TENDERING          OUTSTANDING       (OR ACCOUNT NUMBER AT      OUTSTANDING NOTES
         HOLDER          NOTES (PLEASE PRINT)   BOOK-ENTRY FACILITY)           TENDERED
-----------------------------------------------------------------------------------------------

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                                   SIGN HERE
Name of Registered or Acting Holder:
                               -------------------------------------------------
Signature(s):
          ----------------------------------------------------------------------
Name(s)(Please Print):
                    ------------------------------------------------------------
Address:
       -------------------------------------------------------------------------
Telephone Number:
                ----------------------------------------------------------------
Date:---------------------------------------------------------------------------

IF OUTSTANDING NOTES WILL BE TENDERED BY BOOK-ENTRY TRANSFER, PROVIDE THE
FOLLOWING INFORMATION:
DTC Account Number: ------------------------------------------------------------
Date:---------------------------------------------------------------------------

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                   THE FOLLOWING GUARANTEE MUST BE COMPLETED
                             GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth on the reverse hereof, the certificates representing the Outstanding Notes (or a confirmation of book-entry transfer of such Outstanding
Notes into the Exchange Agent's account at the book-entry transfer facility), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three New York Stock
Exchange trading days after the Expiration date (as defined in the Letter of Transmittal).

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
Name of Firm: ----------------------------------          ---------------------------------------------------
                                                                        (authorized signature)

Address: -----------------------------------------        Title: --------------------------------------------

---------------------------------------------------
                                                          Name: -------------------------------------------
                    (zip code)
                                                                        (please type or print)

Area Code and
Telephone No.: ----------------------------------
                                                          Date: --------------------------------------------

NOTE: DO NOT SEND OUTSTANDING NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY.
      OUTSTANDING NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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